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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of Earliest Event Reported):  FEBRUARY 3, 2010

                              SAPIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-28074                                   04-3130648
-----------------------------------     ----------------------------------------
            (Commission                            (IRS Employer
               File Number)                       Identification No.)

   131 DARTMOUTH STREET, BOSTON, MA                   02116
-----------------------------------     ----------------------------------------
  (Address of Principal Executive Offices)          (Zip Code)

                               (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

     On February 3, 2010, the Board of Directors of Sapient Corporation (the "Company") approved amendments to the Company's Amended and Restated Bylaws (the "Bylaws") that became effective upon approval. The amendments are set forth in Articles 1 and 2 of the Bylaws and are summarized as follows:

     Section 1.2 Annual Meeting. This section was amended to eliminate the requirement in the Bylaws that the Company hold its annual meeting within 6 months after the end of the fiscal year and to make related conforming changes.

     Section 1.7 Adjournments. This section was amended to now permit the Chairman of a stockholder meeting, in addition to the holders of a majority of the shares present and entitled to vote, to adjourn any stockholder meeting, whether or not a quorum is present.

     Section 1.10 Nomination of Directors. This section was amended to require that stockholder notice of any nomination for election to the Board of Directors shall be received not less than 60 days nor more than 90 days prior to the anniversary of the immediately preceding annual meeting of stockholders (unless the Company's annual meeting is called on a date that is not within 25 days before or after such anniversary date, in which case the notice shall be timely if received no later than the close of the 10th business day following first notice or public disclosure of the annual meeting date). Before the amendment, the reference date was tied to the date of the Company's upcoming annual meeting.

     In addition, the amendments expand the "advance notice" provisions to require that any stockholder who has given notice of its intention to nominate a candidate for director update all information required by such notice as of the record date of the annual meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed. Before the amendment, the section required that such stockholder notify the Company in writing of the class and number of shares of the Company's stock beneficially owned as of the record date of the meeting and such stockholder's derivative positions as of such date promptly following the later of the record date or the date notice of the record date is first publicly disclosed. In addition to the amendments described above, the amendments included other minor revisions to
Section 1.10.

     As a result of the amendments to Section 1.10, to be considered timely for purposes of the Company's 2010 Annual Meeting, notices from stockholders seeking to nominate persons for election to the Company's Board of Directors must be received on or after March 3, 2010 but no later than April 5, 2010 (assuming that the Company's annual meeting is held within 25 days of June 4, 2010, the first anniversary of the Company's 2009 Annual Meeting). Any such notice must also otherwise comply with the procedures set forth in the Bylaws.

     Section 1.11 Notice of Business at Annual Meeting. This section was amended to require that stockholder proposals shall be received not less than 60 days nor more than 90 days prior to the anniversary of the immediately preceding annual meeting of stockholders (unless the Company's annual meeting is called on a date that is not within 25 days before or after such anniversary date, in which case the proposal shall be timely if received no later than the close of the 10th business day following first notice or public disclosure of the annual meeting date). Before the amendment, the reference date was tied to the date of the Company's upcoming annual meeting.

     In addition, the amendments expand the "advance notice" provisions to require that any stockholder who has given notice of its intention to bring business before an annual meeting update all information required by such notice as of the record date of the annual meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed. Before the amendment, the section required that such stockholder notify the Company in writing of the class and number of such shares beneficially owned as of the record date of the meeting and such stockholder's derivative positions as of such date promptly following the later of the record date or the date notice of the record date is first publicly disclosed. The amendment also requires that a stockholder disclose (and update as of the record date) any material interest such stockholder has in the business proposal to be brought before an annual meeting. In addition to the amendments described above, the amendments included other minor revisions to Section 1.11.

     As a result of the amendments to Section 1.11, to be considered timely for purposes of the Company's 2010 Annual Meeting, notices from stockholders seeking to bring business before the Annual Meeting must be received on or after March 3, 2010 but no later than April 5, 2010 (assuming that the Company's annual meeting is held within 25 days of June 4, 2010, the first anniversary of the Company's 2009 Annual Meeting). Any such notice must also otherwise comply with the procedures set forth in the Bylaws.

     Section 2.8 Notice of Special Meetings. This section was amended to now expressly permit the delivery of at least 24 hours' electronic notice (including e-mail) to directors of a special meeting of directors.

The preceding summary is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as
Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.     Description
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3.1             Amended and Restated Bylaws of Sapient Corporation

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2010         SAPIENT CORPORATION
                               (Registrant)


                               /s/ Kyle A. Bettigole
                               -----------------------
                               Kyle A. Bettigole
                               Assistant Secretary